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                                                                    EXHIBIT 99.1

      OFFICER'S CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                          ACT OF 2002 (18 U.S.C. 1350)

         The undersigned Robert J. Carlin, duly appointed and incumbent officer of TMANglobal.com, Inc., a Florida corporation (the "Corporation"), in connection with the Corporation's Quarterly Report on Form 10-QSB for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1. The Report is in full compliance with reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

         January 13, 2003
         /S/ ROBERT J. CARLIN
         --------------------------------
         Robert J. Carlin
         President and Chief Executive Officer